Exhibit 10.2

AMENDMENT NO. 2 TO
REGISTRATION RIGHTS AGREEMENT

THIS AMENDMENT NO. 2 TO REGISTRATION RIGHTS AGREEMENT, dated as of June 28, 2007 (this “Amendment), is by and between Digital Angel Corporation, a Delaware corporation (the “Company”), Imperium Master Fund, Ltd. (“Imperium”) and Gemini Master Fund, Ltd. (“Gemini” and together with Imperium, the “Investors”).

WHEREAS, the Company and the Investors are parties to a Registration Rights Agreement dated as of February 6, 2007, as amended March 7, 2007 (the “Registration Rights Agreement”); and

WHEREAS, the Company and each Investor desire to amend the Registration Rights Agreement to reflect certain changes agreed to by the parties in connection with Amendment No. 5 to the Securities Purchase Agreement entered into by the parties hereto on the date hereof.

NOW, THEREFORE, in consideration of the aforesaid and of the mutual obligations hereinafter contained, and for other good and valuable consideration, the receipt of which is hereby acknowledged by the Company and the Investors, the parties agree as follows:

1. The definition “Registration Deadlines” contained in the Registration Rights Agreement shall be amended to read as follows:

“Registration Deadlines” means the ninety-seventh (97th) calendar day following the Closing Date; provided, however, that if the Commission reviews and has written comments to the filed Registration Statement that would require the filing of a pre-effective amendment thereto with the Commission, the Registration Deadline shall mean October 1, 2007.

2. Except as amended hereby, the Registration Rights Agreement shall remain in full force and effect in accordance with its original terms.

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[Signature Page to Amendment No. 2 to Registration Rights Agreement]

IN WITNESS WHEREOF, the Company and the Investors have executed and delivered to the other parties this Registration Rights Amendment No. 2 effective as of the day and year first above written.

COMPANY:

DIGITAL ANGEL CORPORATION

By: /s/ Kevin N. McGrath
Name: Kevin N. McGrath
Title: President and CEO

INVESTOR:

IMPERIUM MASTER FUND, LTD.

By: /s/ Maurice Hryshko
Name: Maurice Hryshko
Title: Counsel

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